SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of
The Securities Exchange Act of 1934

Date of Report: July 22, 2011
(Date of earliest event reported)

Heartland Financial USA, Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State or jurisdiction of incorporation)

0-24724	42-1405748
(Commission File Number)	(I.R.S. Employer Identification Number)

1398 Central Avenue, Dubuque, Iowa	52,001
(Address of principal executive offices)	(Zip Code)

(563) 589-2100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Heartland Financial USA, Inc., is hereby furnishing the following information under Regulation FD:

On July 22, 2011, Heartland Financial USA, Inc., issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein, announcing that its board of directors has declared a quarterly cash dividend of $0.10 per share of common stock, payable on September 9, 2011, to shareholders of record on August 26, 2011.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements of Business Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

99.1 Press Release dated July 22, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2011

HEARTLAND FINANCIAL USA, INC.

By:	/s/ John K. Schmidt
Executive Vice President, COO & CFO